			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

"MONTHLY OPERATING REPORT Gregg Appliances, Inc."

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		7/31/2017
Signature of Authorized Individual*		Date

Kevin Kovacs		CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
June 1, 2017 to
(In Thousands)	June 30, 2017

Net Sales	$(414)
Cost of Goods Sold	(204)
Gross Profit	(209)

Operating Expenses:
Advertising Expense, Net	(113)
Occupancy Costs	5,520
Data Communications	102
Repair and Maintenance	(51)
Company Insurance (Non-Medical)	125
Employee Benefits	271
Wage Expense	846
Employee Services	7
Travel and Entertainment	7
Bank Transaction Fees	8
Professional Fees	2,204
Stock Compensation Expense (Benefit), Net	(61)
Gain/Loss on Early Extinguishment of Debt	-
Depreciation and Amortization	27
Administrative and Sales Expense	130
Product Services Expense	186
Bad Debts	188

Total Operating Expenses	9,397

Operating Income	(9,607)

Interest Expense, net	645
Other Income/(Expense)	352

Income Before Taxes	$(9,900)

Income Tax Expense/(Benefit)	-

Net Income	$(9,900)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	6/30/2017

Assets
Cash	$605
Credit Card and Trade Accounts Receivable, Net	5,696
Accounts Receivable - Other	29,394
Merchandise Inventories	2,378
Prepaid Expenses and Other Assets	15,095
Income Taxes Receivable	70
Total Current Assets	53,237

Property and Equipment, Net	-
Capitalized Financing Fees, Net	2,957
Goodwill	-
Trademarks, Net	-
Other Assets, Net	2,602

Total Assets	58,796

Liabilities and Stockholders' Deficit
Accounts Payable	11,571
Outstanding Customer Deposits, Credits, Refunds	1,435
Unredeemed Gift Card Liability	15
Other Accrued Expenses	3,556
Deferred Tax Liability	—
DIP Loans	19,117

Total Current Liabilities	35,693

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	1,027
Liabilities Subject to Compromise	$192,569

Total Liabilities	229,524

Preferred Stock	—
Common Stock	4
Retained Earnings / (Accumulated Deficit)	(325,279)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	(170,728)

Total Liabilities and Stockholders' Deficit	$58,796

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
June 1, 2017 to
(In Thousands)	June 30, 2017
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(11,877)

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	519
Other	—
Net cash used in investing activities	519

Cash flows from financing activities:
Net Borrowings (Repayments) on Line of Credit	9,481
9,481

Increase/(decrease) in cash and cash equivalents	(1,877)

Cash and cash equivalents at beginning of period	2,482

Cash and cash equivalents at end of period	$605

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of June 1, 2017 to June 30, 2017
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$10,259

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	938169174	Gregg Appliances, Inc.	Operating Account	4	573	6/30/2017	No
1001	Corporate Account	multiple accounts	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	—	222	6/30/2017	No
1003	Flex Benefits	938168515	Gregg Appliances, Inc.	Flex Benefits Payments	—	—	6/30/2017	Yes
1005	Ecommerce Paypal	265587872	Gregg Appliances, Inc.	Ecommerce Payments - Paypal	—	—	6/30/2017	Yes
1010	RCC Returned Checks	938168127	Gregg Appliances, Inc.	Returned check concentration	—	—	6/30/2017	Yes
1013	Ohio Workers Compensation	938168341	Gregg Appliances, Inc.	Ohio Workers Comp Claims	—	—	6/30/2017	Yes
1016	Cash Concentration	938169455	Gregg Appliances, Inc.	Cash Dominion	3	3	6/30/2017	Yes
1041	Stock Option Proceeds/ Tax Witholding	938169828/938169885	Gregg Appliances, Inc.	Stock Sales	—	—	6/30/2017	Yes
1042	PayPal	938183472	Gregg Appliances, Inc.	HR Insurance Collections - Leave Associates	—	—	6/30/2017	Yes
1050	Payroll	938169802	Gregg Appliances, Inc.	Off Cycle Payroll	—	(13)	6/30/2017	Yes
1051	Disbursements	938169729	Gregg Appliances, Inc.	Checking	—	(630)	6/30/2017	No
1052	Dishonored Checks	938169661	Gregg Appliances, Inc.	Bad Check Collections	—	—	6/30/2017	Yes
1055	Restricted - utilities Escrow	938157500	Gregg Appliances, Inc.	Utility Escrow	444	444	6/30/2017	Yes
1060	WF Commercial Card	4608112090	Gregg Appliances, Inc.	Corporate Card / Virtual Card Account	(7)	—	6/30/2017	No

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of June 1, 2017 to June 30, 2017
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	824	268
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	—	—
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	1,114	453
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	—	267
ICE MILLER LLP	Legal Services	591	175
MALFITANO PARTNERS	Bankruptcy Services	54	—
COOLEY LLP	Bankruptcy Services	728	286
PROVINCE, INC.	Bankruptcy Services	255	107

Total		$3,566	$1,449

(1) Approved amounts represent the amount of fees and expenses eligible to be paid by the Debtors to each professional by June 30, 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 6/30/2017

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$743	$379	$480	$547	$104	$2,253
Wages Payable	66	—	—	—	—	66
Taxes Payable (1)	811	75	13	63	137	1,099
Rent/Leases-Building	—	37	40	8	7,746	7,831
Utilities Payable (2)	509	409	113	6	—	1,036
Insurance Reserves	2,542	—	—	—	—	2,542
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	70	107	—	160	—	336
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	1,435	—	—	—	—	1,435
Unredeemed Gift Card Liability (1)	15	—	—	—	—	15
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	234	—	—	—	—	234
Other (1)	954	2	31	3	—	990
Total Post-Petition Debts	$7,379	$1,009	$676	$786	$7,988	$17,837

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable beginning in June 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period Ended June 30, 2017
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	—	541.00	(541)	6/2; 6/16; 6/30	EFT	—
FICA - Employee	—	298	(298)	6/2; 6/16; 6/30	EFT	—
FICA - Employer	238.00	64	(297)	6/2; 6/16; 6/30	EFT	5.00
Unemployment	1	1	(2)	6/2; 6/16; 6/30	EFT	—
Income	—	—	—			—
Total Federal Taxes	239	904	(1,138)			5

State and Local
Withholding	—	148	(148)	6/2; 6/16; 6/30	EFT	—
Sales and Use	1,991	58	(2,049)	6/18-6/20	Wires	(1)
Excise	—	—	—			—
Unemployment	8	1	(9)	6/2; 6/16; 6/30	EFT	—
Real Property	3,470	33	—			3,502
Personal Property	1,648	—	—			1,648
Other	325	(11)	(212)	6/2-6/20	Wires	103
Total State and Local	7,441	229	(2,418)			5,252

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of June 30, 2017
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$(128)	$6,203	$6,075.00
+ Amounts billed during the period	—	(68)	$(68)
- Amounts collected during the period	—	(153)	$(153)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	(128)	(30)	$(158)
Total Accounts Receivable at the end of the reporting period	$(256)	$5,952	$5,696

As of June 30, 2017
Accounts Receivable Aging

< 90	(612)	2,349	$1,737
91+	356	3,603.00	$3,959
Total Accounts Receivable	(256)	5,952	$5,696
Amount Considered Uncollectible	—	—	$—
Accounts Receivable, Net	$(256)	$5,952	$5,696

NOTES
(1) Credit Card Receivable Aging is based upon historical experience through 3/6/2017.
(2) No reserves have been recorded against credit card receivables.
(3) $29.4M of Accounts Receivable - Other exists at 6/30/2017 for which aging information is not readily available.
(4) The Credit Card Receivables are in a payable position at 6/30/2017 as a result of turning off settlement with credit card companies in June, thereby, owing the credit card companies, specifically Synchrony, for various ongoing adjustments and chargebacks.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
"1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated certain inventory and FF&E for amounts below normal course pricing."
X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date